SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       October 24, 2001
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                              Silgan Holdings Inc.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117                06-1269834
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 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)             File Number)          Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code     (203) 975-7110
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                                        N/A
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

               99.1                    Press Release dated October 24, 2001


Item 9.  Regulation FD Disclosure.

     On October 24, 2001, Silgan Holdings Inc. issued a press release regarding its estimated 2001 and preliminary 2002 earnings. A copy of this press release is not filed but is furnished pursuant to Regulation FD with this Current Report on Form 8-K as Exhibit 99.1. This press release is not filed pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference in any registration statements filed under the Securities Act of 1933.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SILGAN HOLDINGS INC.


Date:  October 26, 2001                   By:  /s/ Harley Rankin, Jr.
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                                               Harley Rankin, Jr.
                                               Executive Vice President and
                                               Chief Financial Officer